Columbia Laboratories, Inc.

Robert S. Mills

President and Chief Executive Officer

Roth Capital Partners 2006 New York Conference

September 6, 2006

Except for historical information contained herein, certain statements of Columbia Laboratories, Inc.’s expectations made in this presentation, including those regarding the timing and potential results of the
Company’s PROCHIEVE® preterm clinical research program, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Such forward-looking statements involve certain risks and uncertainties. Those statements include statements regarding the intent, belief or current expectations of Columbia Laboratories and its management team. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Given these uncertainties, investors should not place undue reliance on these forward-looking statements.  Factors that might cause future results to differ include, but are not limited to, the following: the successful marketing of PROCHIEVE® 8% (progesterone gel), PROCHIEVE®
4% (progesterone gel), and STRIANT ® (testosterone buccal tablet) in the U.S.; whether  PROCHIEVE ® is dispensed to patients of physicians on Serono’s target list of fertility specialists at a rate of less than 10% the amount of Crinone® dispensed to those patients as further described in the Company’s annual report on Form
10-K; the timing and size of orders for out-licensed products from our marketing partners; the timely and successful completion of clinical studies, including the PROCHIEVE ® 8% study for preventing preterm birth;
success in obtaining acceptance and approval of new products and indications for current products by the
FDA and international regulatory agencies, including acceptance and approval of an indication for preventing preterm birth for PROCHIEVE® 8% from the FDA;  the timely and successful development of products; the impact of competitive products and pricing; competitive economic and regulatory factors in the pharmaceutical and healthcare industry; general economic conditions; and other risks and uncertainties that may be detailed, from time-to-time, in Columbia’s reports filed with the Securities and Exchange Commission. Columbia
Laboratories undertakes no obligation to publicly update any forward-looking statements.

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995

Company Overview

Company:

Public Listing:

Shares Outstanding: Basic

                                       Fully Diluted

Headquarters:

Products:

Employees:

Columbia Laboratories, Inc.

NASDAQ: CBRX

49.7 million

61.1 million

Livingston, New Jersey

Promoted (U.S.)

PROCHIEVE® 8% (progesterone gel) - Infertility & Pregnancy Support

PROCHIEVE® 4% (progesterone gel) - Secondary Amenorrhea

STRIANT® (testosterone buccal system) – TRT for Hypogonadism in Men

Partnered

Crinone® (Ares Serono)

Replens® (Lil’ Drug Store)

RepHresh® (Lil’ Drug Store)

Advantage-S® (Lil’ Drug Store)

STRIANT® (Europe – Ardana, MiPharm)

52

Company Overview

Specialty pharmaceuticals company focused on women's health and endocrinology markets

Solid commercialized base with both partnered and promoted
products

Sale of batches of partnered products at attractive margins to marketing partners

Additional revenue from promoted products generated by 28-person U.S. sales organization

Research and development focused on two near-term opportunities

Preventing preterm birth

Preventing and relieving dysmenorrhea

Strong intellectual property portfolio with exclusive patents in:

Progressive Hydration Family (2019)

First Uterine Pass Family (2018)

Progesterone Delivery (2013)

Carbamide Peroxide for Bacterial Vaginosis (2022 Europe; pending in U.S.)

Management Team

The Liposome Company – VP, General Counsel & Secretary

Novartis Consumer Health – VP, General Counsel & Secretary

Novartis Pharmaceuticals – Associate General Counsel

2002

Michael McGrane

SVP, General Counsel &
Secretary

2003

1997

2001

Joined

Prior Experience

Name / Title

Johnson & Johnson – Senior Director, R&D

George Creasy, M.D., FACOG

VP, Clinical Research

Transmedia Network Inc. – VP & Chief Financial Officer

Key Pharmaceuticals, Inc. – VP of Finance & Treasurer

David Weinberg

VP, Finance & Administration &
Chief Financial Officer

Columbia Laboratories, (formerly) SVP of Operations & COO

Watson Pharmaceuticals – General Manager of Solid Dose
Business & SVP of Manufacturing Operations

Alpharma – VP of Operations

Rhône Poulenc Rorer – 18+ years in various roles

Robert S. Mills

President & Chief Executive
Officer

Complete Phase III study of PROCHIEVE® 8% (progesterone gel) for the prevention of preterm birth, expanding beyond currently-approved indications

Advance lidocaine to prevent and relieve dysmenorrhea to bring new product to market

Streamline expenses while optimizing return on current product portfolio

Actively pursue strategic partnerships

Ex-U.S. commercialization

U.S. markets outside core focus

Products outside of core focus

Develop additional products using patented Bioadhesive Delivery System
(BDS) technology

Growth Strategy

Bioadhesive Delivery System

Technology that uses bioadhesion to
administer medication to patients in a
targeted fashion

Polycarbophil-based, non-
immunogenic (hypo-allergenic)
polymer

Adheres to mucosal surface and
discharged upon normal cell turnover

Oral mucosa for up to 24 hours

Vaginal epithelium for 72+ hours

Enables controlled and sustained drug
release

Able to deliver broad range of
compounds to address numerous
therapeutic areas

Polycarbophil: a
water-swellable,
water-insoluble
polymer with
numerous negative
charges that

permit hydrogen
bonding with the
cell surface

Active entrapped in
the cross-linked
polymer
polycarbophil

Sustained release of
active to tissue

Partnered Products: Overview

Columbia manufactures and sells batches to partners at attractive margins

~68% of revenue in 2005

Revenue growth independent of in-house sales organization

Partner manufacturing forecasts

New territory launches

Ardana

18 European Countries

RepHresh®

Advantage-S®

Partner

Product

Ares Serono

Worldwide License

Crinone®

Mipharm

Italy

STRIANT®

Lil’ Drug Store

Worldwide License

Replens®

Prochieve 8%
(progesterone gel)

Prochieve 4%
(progesterone gel)

STRIANT
(testosterone buccal system)
mucoadhesive
30 mg

9/06/06

PROCHIEVE® 8% (progesterone gel)

Infertility and pregnancy support

PROCHIEVE® 4% (progesterone gel)

Secondary amenorrhea

STRIANT® (testosterone buccal system)

Testosterone replacement therapy (TRT)
for hypogonadism in men

OTC products

RepHresh®

Advantage-S®

Replens®

Under 2004 Lil’ Drug Store
professional promotion agreement

Promoted Products: Overview

Promoted Products: PROCHIEVE® 8%

Natural progesterone in Columbia’s bioadhesive vaginal gel

Self-administered once daily

Only progestin or progesterone FDA-approved for use in infertility

Only progestin or progesterone approved for use in pregnant women

Progesterone supplementation used to optimize clomiphene citrate cycles as part of Assisted Reproduction Therapy (ART)

Focused promotion to OB/GYNs in the U.S.

STRIANT™
(testosterone buccal system) ®
mucoadhesive 30 mg

9/06/06

Promoted Products: STRIANT®

Indications

Hypogonadism in men

Physiologic replacement of testosterone in men

Rapid and sustained delivery of natural testosterone

One dose twice daily maintains consistent physiologic levels of testosterone

Rapid onset and no need for titration

Consistent attainment of normal testosterone levels

Convenience and ease of use compared to other delivery forms (e.g., gel, patch, injection)

Lower DHT levels versus transdermal gel delivery

No transference issues

Uniform dosing has cost advantage to patients and third-party payors

Promoted Products: U.S. Strategy

Focus on generating profitability from promoted products with 28-person sales force

“User-based” selling strategy

Predominant focus on women’s health

Grow baseline women’s health care business

10% prescription growth in 1H 2006

Educate OB/GYNs about PROCHIEVE® 8% preterm study

Calls on TRT prescribing base to build STRIANT® prescriptions

Basically flat in 2006, factoring elimination of one-month free promotion program

Revenue components

Modest monthly prescription growth

Supplemental royalties from Serono for Crinone®

Royalties from Lil’ Drug Store for RepHresh®

Revenues from manufacturing agreements

Promotion fees from Lil’ Drug Store for OTC products

R&D Programs: Overview

Prevention and treatment of Dysmenorrhea

Lidocaine

Vaginal delivery

Funded &
conducted by
Ardana

Third party
study;
providing
product only

II

Enrollment
Completed

III

Prevention of Endometrial Hyperplasia & Endometrial
Cancer associated with estrogen use in menopausal
women

PROCHIEVE® 4%*

Vaginal Gel

Nocturnal Enuresis in children

Desmopressin*

Buccal Tablet

Fibroid Reduction & Female Sexual Dysfunction

Testosterone*

Vaginal Gel/Tablet

Infertility

Terbutaline*

Vaginal Gel

Prevention of Preterm Birth

PROCHIEVE® 8%

Vaginal Gel

I

Indication

Product

* Early stage and third party programs that do not impact 2006 R&D budget

R&D Programs: Preterm Birth

Potential new indication for PROCHIEVE® 8% (progesterone gel)

~133,000 “at-risk” pregnancies in the U.S. each year, as defined by previous preterm births

Progestin / progesterone use dramatically reduced incidence of preterm birth in women with previous preterm birth in 2 major clinical trials

Meis study: 17-OHPC (a synthetic progestin)

DaFonseca study (Brazil): compounded progesterone suppositories

ACOG emphasis on progesterone benefits

October 2003 news release: “Progesterone Recommended in Certain High Risk Pregnancies
to Help Prevent Pre Term Birth”

November 2003 Obstetric Practice Committee: Use of Progesterone to Reduce Preterm Birth

R&D Programs: Preterm Birth

Potential new indication for PROCHIEVE® 8% (progesterone gel)

PROCHIEVE® has the unique position of FDA approval for use during pregnancy plus a large safety database spanning nine years

Progesterone in PROCHIEVE® is bioidentical to progesterone made by the placenta

Unlike synthetic progestins (e.g. 17-OHPC), natural progesterone has a direct relaxing effect on the uterus

PROCHIEVE® is approved and clinically proven to promote ovum implantation and help maintain early pregnancy

No safety signals for miscarriage in nine years of use

Large-scale, pivotal Phase III study

Double blind, placebo-controlled, randomized at 60+ study centers worldwide

Enrolled patients with the immediate previous preterm delivery at less than 35 weeks gestation

Primary endpoint = percent of preterm birth at less than 32 weeks gestation

Secondary endpoints = percent of preterm birth at less than 35 and 37 weeks gestation

Supplemental endpoint = improvement in fetal and neonate mortality/morbidity at delivery

2 year safety follow-up in children

Goal = expand PROCHIEVE® 8% label to include new indication: prevention of preterm birth in women who have had a prior preterm birth

Study timeline:

July 2006     Completed enrollment

669 patients – largest preterm prevention study to date

December 2006                    Last patient will pass 37 weeks gestation

January 2007                          Last infant delivered

Q1 2007         Present efficacy and preliminary safety data

July 2007      Last infant will pass 6 months follow-up

Mid - 2007   File with FDA

1H 2008          FDA decision on filing

               Launch PROCHIEVE® 8% for preterm birth (if approved)

PROCHIEVE® Preterm Study

PROCHIEVE® 8% vs. 17-OHPC

Prochieve® 8%

Natural progesterone

Self-administered at home
using convenient, pre-filled
tampon like applicator

17-OHPC

Synthetic progestin

Deep intramuscular injection
administered once-weekly in
physician’s office

11 of 306

0 of 70

Miscarriages and
stillbirths on study drug

synthetic progestin

natural progesterone

Drug used

42%

91%

Reduction of preterm
births at <32 weeks

34%

52%

Reduction of preterm
births at <37 weeks

Meis et al

Da Fonseca

Study author

Dysmenorrhea = recurrent uterine cramping and pain before
and during menses

Affects over 50% of all menstruating women

Accounts for:

600 million lost work hours

Approximately $2 billion in lost productivity annually

Current treatment options inadequate

R&D Programs: Dysmenorrhea

Hypothesis: Vaginally-delivered Lidocaine has the
potential to prevent and relieve dysmenorrhea

CBRX Clinical Program

Positive results from placebo-controlled 24-patient Pilot Study

Statistically significant results (P <0.05)

…at all time points after vasopressin stimulation for frequency of contractions

…for frequency of contractions, basal pain and cramping based on AUC analysis

Overall reduction in intra-uterine pressure, basal pain & cramping in active group

Completed dosing study in 2Q’05

Next step: complete protocols for 2 new studies

Multiple-dose pharmacokinetics study

Phase II cross-over study

Timeline:

2H 2006            Complete study protocols and submit to FDA

Q4 2006            Start IRB process for PK study, begin patient enrollment

Q1 2007            Start IRB process for cross-over study

1H 2007            Begin patient enrollment in cross-over study

1H 2007            Announce data from PK study

Mid – 2007   Announce data cross-over study

R&D Programs: Dysmenorrhea

2004
2005
2006
$4.7
$4.5
$6.3
$4.3
$5.5
$4.6
Q2
Q1

2004
2005
2006
$8.20
$8.40
$5.10
$6.00
$5.10
$4.80

9/06/06

Financial Overview

Operating Expenses

(in millions)

Net Revenues

(in millions)

Six Months Ended June 30,

Six Months Ended June 30,

Balance Sheet Highlights

As of 6/30/06:

Cash and Equivalents: $22.0M

Total Assets: $29.3M

Additional opportunities to strength the balance sheet:

Additional ex-U.S. partnerships

Divestiture or partnership opportunities

Solid base business: sale of batches of Partnered Products at attractive margins to marketing partners

Additional revenues from Promoted Products generated by 28-
person U.S. sales organization

Research and development focused on two near-term
opportunities with significant unmet medical need

PROCHIEVE® 8% for the prevention of recurrent preterm birth

Lidocaine to prevent and relieve dysmenorrhea

Corporate Highlights

Columbia Laboratories, Inc.

NASDAQ: CBRX